UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2007


                              KEYNOTE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



      000-27241                                              94-3226488
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     (Commission                                           (IRS Employer
     File Number)                                          Identification No.)


      777 Mariners Island Boulevard, San Mateo, California           94404
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            (Address of principal executive offices)               (Zip Code)


                                 (650) 403-2400
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
              Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


              On February 15, 2007, Mr. Geoff Penney, a member of the Board of Directors of Keynote Systems, Inc. (the "Company"), informed the Company of his intention to retire from the Board of Directors and not to stand for re-election at the 2007 Annual Meeting of Stockholders. Mr. Penney will continue to serve as a director until the 2007 Annual Meeting of Stockholders to be held on March 22, 2007.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 KEYNOTE SYSTEMS, INC.



Date:  February 21, 2007         By: /s/ Andrew Hamer
                                     -------------------------------------------
                                     Andrew Hamer
                                     Vice President and Chief Financial Officer